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                                    FORM 8-A

                       Securities and Exchange Commission
                             Washington, D.C. 20549

                For registration of certain classes of securities
                     pursuant to section 12(b) or (g) of the
                         Securities Exchange Act of 1934

                   IQ TAX ADVANTAGED DIVIDEND INCOME FUND INC.
             (Exact name of registrant as specified in its charter)


             MARYLAND                                    [To Come]
     (State of incorporation )              (I.R.S. Employer Identification No.)


     C/O THE CORPORATION TRUST INCORPORATED                21202
     300 EAST LOMBARD STREET
     BALTIMORE, MARYLAND                                 (Zip Code)

         (Address of principal executive offices)


Securities to be registered pursuant to Section 12(b) of the Act:

       Title of each class                     Name of each exchange on which
       to be so registered                     each class is to be registered
       -------------------                     ------------------------------

  COMMON STOCK ($.001 PAR VALUE)                THE NEW YORK STOCK EXCHANGE


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A. (c), check the following box. [X]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A. (d), check the following box. [ ]

Securities Act registration statement file number to which this form relates:

Securities to be registered pursuant to Section 12(g) of the Act:      NONE

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         INCORPORATED BY REFERENCE TO REGISTRANT'S REGISTRATION STATEMENT ON FORM N-2, FILED ON APRIL 9, 2004 FILE NO. 33-114368.


Item 2.  Exhibits.

         NONE


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                                    SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized, in New York, New York on the 9th day of April 2004.


                                     IQ TAX ADVANTAGED DIVIDEND INCOME FUND INC.





                                     By:  /s/  Mitchell M. Cox
                                          --------------------------------

                                          Mitchell M. Cox
                                          Sole Director